SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2009 (June 25, 2009)
Vermillion, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-31617

Delaware	33-059-5156
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)
47350 Fremont Blvd., Fremont, CA 94538
(Address of principal executive offices, including zip code)
510.226.2800
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Monthly Operating Report
On June 25, 2009, Vermillion, Inc. (the “Company”) filed its financial statements included in the Monthly Operating Report for the period from May 1, 2009 to May 31, 2009 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (Case No. 09-11091). A copy of the Monthly Operating Report is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated in this report by reference.
Under the Securities Exchange Act of 1934, as amended (“Exchange Act”), the SEC issued Exchange Act Release No. 9660 providing guidance for Exchange Act reporting companies in bankruptcy. Consistent with that release, in light of limitations on the Company’s liquidity and personnel, the Company is unable to continue filing periodic reports under the Exchange Act without unreasonable effort and expense because (i) the Company’s regular accounting staff has been reduced as a result of the bankruptcy filing and (ii) the cost of having an independent registered public accounting firm perform the requisite reviews and audits coupled with the cost of complying with the requirements of the Sarbanes-Oxley Act of 2002 is prohibitive. As a result, during the pendency of the Company’s bankruptcy proceedings, it has adopted a modified reporting program with respect to its reporting obligations under the federal securities laws. Accordingly, the Company files with the SEC, under cover of current reports on Form 8-K, in lieu of filing Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of the Company’s monthly operating reports required to be submitted to the Bankruptcy Court. In accordance with General Instructions B.2 and B.6 of Form 8-K, the Monthly Operating Report is, and any future such monthly operating reports will be, furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (“Securities Act”), except as expressly set forth by specific reference in such a filing. The information set forth in this Current Report on Form 8-K also will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of the Company’s compliance with the monthly reporting requirements of the Bankruptcy Court. The financial information in the Monthly Operating Report was not audited or reviewed by independent registered accountants and is not presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those contained in reports required pursuant to the Exchange Act, and such information is likely not indicative of the Company’s financial condition or operating results for the period that would be reflected in the periodic reports pursuant to the Exchange Act. The Monthly Operating Report does not include footnotes that would ordinarily be contained in the financial statements in the Company’s quarterly and annual reports pursuant to the Exchange Act. In addition, the income tax provision in the Monthly Operating Report is difficult to ascertain as a result of many factors, including, among other things, the Company’s inability to predict taxable income that may be generated as a result of any cancellation of indebtedness that might occur as a result of the bankruptcy proceeding involving the Company. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance and projections of future expenses. These forward-looking statements are based upon current management’s expectations and may therefore involve risks and uncertainties. The Company’s future expenses may be affected by a wide range of factors, including, but not limited to: anticipated expenses may significantly increase; unanticipated or unforeseen expenses may arise; changes to FDA regulations, or any delay by or failure of the FDA to approve any of the Company’s diagnostic tests submitted to the FDA, may result in unanticipated expenses; the overall financial situation and needs of the Company or its research could change; and unanticipated litigation could arise and could result in increased expenses. The Company’s Chapter 11 filing may disrupt and distract the Company’s management. Moreover, the Chapter 11 filing could result in unanticipated expenses or increases to estimated expenses, including with respect to possible financing, sale of assets, and/or a plan of reorganization, any one or all of which could be substantial. The Company’s actual results or performance may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors, and although the Company believes that its expectations and beliefs are based on reasonable assumptions, it can give no assurance that its goals will be achieved. The Company disclaims any obligation to subsequently revise or update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibit No.   Description.
99.1	Monthly Operating Report for the Period May 1, 2009 — May 31, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.
Date: June 26, 2009	By:	/s/ Gail S. Page
Gail S. Page
Executive Chair of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report for the Period May 1, 2009 — May 31, 2009.